Exhibit 10.1

RESOLUTIONS
OF THE
COMPENSATION COMMITTEE
OF PHH CORPORATION

MARCH 18, 2008

2008 Management Incentive Plans

WHEREAS, PHH Corporation (the “Corporation”) sponsors and maintains the PHH Corporation 2005 Equity and Incentive Plan (the “Plan”), which is administered by the Compensation Committee of the Corporation’s Board of Directors (the “Committee”);

WHEREAS, Section 6(c) of the Plan authorizes the Committee to grant cash incentive awards under an annual incentive program to the extent that performance targets and other terms and conditions established by the Committee are satisfied; and

WHEREAS, the Committee has determined that it is in the best interests of the Corporation to establish and maintain the PHH Corporation 2008 Management Incentive Plan, PHH Mortgage 2008 Management Incentive Plan and the PHH Arval Management Incentive Plan (each effective January 1, 2008) with respect to the 2008 fiscal years of the Corporation, PHH Mortgage and PHH Arval (each a “2008 Incentive Plan” and, collectively, the “2008 Incentive Plans”) under which cash incentive awards will be granted to certain named executive officers and other members of management (each an “Executive”) in an amount equal to the product of an Executive’s base salary for 2008 and the Executive’s target annual bonus percentage, to the extent that performance targets and other conditions established by the Committee are determined to have been satisfied.

NOW, THEREFORE, BE IT:

RESOLVED, that the Committee hereby authorizes and approves the adoption of the 2008 Incentive Plans with respect to the 2008 fiscal year of the Corporation, PHH Mortgage and PHH Arval, substantially in the forms set forth in Exhibit A, Exhibit B and Exhibit C, respectively, subject to further changes and modifications as may be deemed appropriate upon the advice of counsel, under which cash incentive awards will be granted to Executives of the Corporation, PHH Mortgage and PHH Arval, to the extent that performance targets and other conditions established by the Committee are determined to have been satisfied;

RESOLVED, that the Committee hereby approves the following performance targets for the 2008 Incentive Plans:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PHH Corporation 2008 Incentive Plan Performance Targets:

PHH Company	PTIAMI Target	PTIAMI Performance Level
PHH Arval	$[***] million	100%
PHH Mortgage	$[***] million	100%

PHH Mortgage 2008 Incentive Plan Performance Targets:

PTIAMI Target	Individual Performance Maximum Performance Payout Level	PHH Mortgage Financial Performance Maximum Payout Level	Combined Maximum Payout level	Enhancements
$[***] million	100%	100%	100%
$[***] million	100%	150%	125%	Interpolation Payout
$[***] million	200%	200%	200%

PHH Arval 2008 Incentive Plan Performance Targets:

PTIAMI	% Achieved	Pay Plan
$[***] million	100%	100%
$[***] million	125%	125%

RESOLVED, that the Committee hereby authorizes and approves cash incentive awards to the named executive officers, and in the target amounts, as set forth on Exhibit D with respect to the 2008 Incentive Plans, to the extent that performance targets and other conditions established by the Committee are determined to have been satisfied.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Enabling Resolution

RESOLVED, that the appropriate officers and employees of the Corporation are hereby authorized, empowered, and directed, in the name and on behalf of the Corporation, to execute, acknowledge, and deliver any and all documents, instruments, and papers, to give all notices that may be required or appropriate, and to take or cause to be taken such actions as may be determined to be necessary, appropriate or advisable to carry out the intent or purposes of all of the foregoing resolutions, such determination to be evidenced conclusively by the execution and delivery of such documents or the taking of such actions.

Exhibit A

PHH CORPORATION
2008 MANAGEMENT INCENTIVE PLAN DOCUMENT

Plan Performance Term

PHH Corporation operates the Management Incentive Plan (MIP) on a calendar year basis, beginning January 1 and ending December 31.  Plan targets are based on this performance term.

Plan Targets

Eligible participants will have a total MIP target expressed as a percent of base salary (varying by level).  Payout will be based on two independent factors; a weighting of (Factor 1) 50% PHH Arval Financial Performance and (Factor 2) 50% on PHH Mortgage Financial Performance.

The PHH Arval Financial Performance has a maximum factor payout of 125% and the PHH Mortgage Financial Performance has a maximum factor payout of 200%.  The maximum performance in both areas (125% PHH Arval Financial Performance and 200% PHH Mortgage Financial Performance) offer the opportunity for a total maximum MIP payout of 162.5% [(125% * 50%) + (200% * 50%)] = 162.5%.  Participants may receive payout from none, one, or both of the factors.

The factor will be based on the actual payout factor used by each of the company’s relative to the target for each company.  If a Partial payout is determined for an operating company, then the same partial payout factor will be used in the corporate calculation.

PHH Corporation Financial Performance
Plan Performance Target: – PHH Corporation Pre-Tax Income After Minority Interest (PTIAMI)

The PHH Corporation Financial Performance Targets and associated payout levels are as follows:

PHH Company	PTIAMI Target	PTIAMI Performance Level
PHH Arval	$[***] million	100%
PHH Mortgage	$[***] million	100%

There will be no payout for established company performance target below the 100% PTIAMI performance level.

(Please refer to each Business Units’ respective Management Incentive Plan Documents for payout details.)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PHH CORPORATION
2008 MANAGEMENT INCENTIVE PLAN DOCUMENT

Eligibility

An Employee must maintain a Full-Time schedule (30 hours per week or more) to be eligible for MIP.

In certain scenarios, it may be necessary to adjust an individual’s MIP payment outside of the parameters addressed within the plan.  PHH Corporation reserves the right to make these modifications as necessary.

New or Newly Promoted Employees

Newly hired or promoted Employees will receive a MIP payout that is prorated to the month of hire or promotion.  If a promotion increases an Employee’s MIP percentage (expressed as percentage of base salary), the MIP payout will be determined by a weighted calculation, based on the time period applicable to each respective MIP percentage and base salary earnings.

Employees hired or promoted into MIP eligible positions after September 30, 2008 are not eligible to participate in the 2008 MIP.

Termination of Employment

Employees must be actively employed by PHH Corporation or one of its subsidiaries through the end of the performance year in order to be eligible for a MIP payout.

Leave of Absence

MIP payouts will be prorated for any leaves of absence. The proration will be based on the total period of time of the leave of absence.

Death

In the event of the death of an Employee, the estate of the deceased Employee will receive a payout based on his/her 2008 base salary earnings, prorated according to time participating in the plan term.

Payout Approval

The MIP payout will be audited, approved, and administered by the Executive Vice President and CFO and the Senior Vice President of Human Resources for PHH Corporation, subject to the approval by the Compensation Committee of the Board of Directors of PHH Corporation.

MIP Payments will be made after PHH Corporation files its annual audited financial statements.

PHH reserves the right to terminate, amend, modify and/or restate this Program (in whole or in part) at any time and without advance notice.

Changes to the Plan

Occasionally, changes in business conditions will necessitate a modification to existing incentive plans.  PHH Corporation management reserves the right to modify the MIP as needed.  Any changes to the Plan will be approved by the Executive Vice President and Chief Financial Officer and the Senior Vice President of Human Resources of PHH Corporation subject to the approval of the Compensation Committee of the Board of Directors of PHH Corporation.  Approved changes to the Plan will be communicated in writing to all participants and their managers.

Compliance on Code of Ethics Sign-Off

Payment of MIP is contingent upon recipient’s signing of the annual acknowledgement of review of the PHH Corporation Code of Conduct.

Exhibit B

PHH MORTGAGE
2008 MANAGEMENT INCENTIVE PLAN DOCUMENT

Plan Performance Term
PHH Mortgage operates the Management Incentive Plan (MIP) on a calendar year basis, beginning January 1 and ending December 31.  Plan targets are based on this performance term.

Plan Targets
Eligible participants will have a total MIP target expressed as a percent of base salary (varying by level).
Target payouts will be dependent upon successful achievement of PHH Mortgage Financial Performance defined as Pre-Tax Income After Minority Interest (PTIAMI) performance for the plan term, adjusted by an estimate of the first quarter impact of the change in accounting from SAB105 to SAB109 (specifically an estimate of the fair value recognized in the first quarter under SAB109 for rate lock commitments existing at 12/31/07 and accounted for under SAB105 as of 12/31/07).

Once minimum financial targets are met, payout will be based on two factors; a weighting of (Factor 1) 50% PHH Mortgage Financial Performance and (Factor 2) 50% on Individual Performance for the plan term.

The PHH Mortgage Financial Performance has a maximum factor payout of 200% and the Individual Performance has a maximum factor payout of 200%.  The maximum performance in both areas (200% Financial Performance and 200% Individual) offer the opportunity for a total maximum MIP payout of 200%
[(200% *50%) + (200% * 50%)] = 200%.  Participants may receive payout from none, one, or both of the factors.
The PHH Mortgage Financial Performance Targets and associated maximum payout levels are as follows:

PTIAMI Target(1)	Individual Maximum Performance Payout Level	PHH Mortgage Financial Performance Maximum Payout Level	Combined Maximum Payout level	Enhancements
$[***] million	100%	100%	100%
$[***] million	100%	150%	125%	Interpolation Payout
$[***] million	200%	200%	200%

(1)
PTIAMI target will be measured by combining the PTIAMI for the mortgage segments reduced by an estimate of the first quarter impact of recognizing the fair value on Interest rate lock commitments existing at 12/31/07 which was not recognized as of 12/31/07 under SAB 105.

There will be no payout below $[***] million.

For PTIAMI of $[***] million the combined payout level will be earned up to 100%.

For PTIAMI between $[***] million and $[***] million the combined payout level will be interpolated.  Interpolation payout will occur between the 100% and 125% achievement of the established PTIAMI performance target levels.

For PTIAMI between $[***] million and $[***] million the combined payout level will be earned up to 125%.

For PTIAMI of $[***] million and greater, the combined maximum payout level will be 200%.  There is no payout to exceed 200% of the established PTIAMI performance target levels.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PHH MORTGAGE
2008 MANAGEMENT INCENTIVE PLAN DOCUMENT

Factor 1: PHH Mortgage Financial Performance
Plan Performance Target: – PHH Mortgage Pre-Tax Income After Minority Interest (PTIAMI) net of adjustment noted above.

Factor 2: Individual Performance
Plan Performance Target – Management by Objectives Personal Rating
Senior Leadership Team members will make an assessment of Individual Performance based on performance relative to individual department goals and objectives for the plan term.  Plan Performance on Individual Performance levels may not exceed 100% of the established Individual Performance level.

Individual MIP Calculation Examples

Your individual MIP payout is based on the following:

1)	Did the company achieve the minimum financial target:

a.	If no, then NO MIP payout will occur.

b.
If yes, then the MIP opportunity will be split between the individual performance (up to 100% of target bonus) and company performance (up to 100% of target bonus) for a maximum bonus opportunity of 200% of target.

Individual 2008 Base Salary Earnings during MIP eligible time period(s)

(a)	MIP Target Percentage based on organizational levels

(b)	PHH Mortgage Financial Performance

(c)	PHH Mortgage Performance Weighting

(d)	Assigned Individual Performance Rating

(e)	Individual Personal Rating Weighting

(f)
Proration Factor Based on Time Period Participating in Plan and Individual MIP Percentages: – a proration factor will be applied according to the time period participating in the plan and the applicable MIP Percentage(s) for this time period(s). This proration factor is based on: hire date if hired during plan term, promotion date if promoted to a MIP eligible position during the year, date promoted to a different/higher MIP percentage, or time period of unpaid leave of absence during plan term (if greater than 30 days).  The proration factor will be applied to the calculated payout based on above factors.

(g)	Base Salary

The formula for determining your individual MIP payout is as follows. Please note that if your Individual MIP Percentage changed during the year, your calculation is based on this formula for each time period applicable.

{[(a) x (b) x (c)] + [(a) x (d) x (e)]} x (f) x (g)

PHH MORTGAGE
2008 MANAGEMENT INCENTIVE PLAN DOCUMENT

Eligibility

If at any time during the plan term a Team Player is on a formal performance improvement program and/or a formal disciplinary action occurs, the Individual Performance component will be subject to a prorated percent up to and including 100% of the entire Individual Performance factor and will impact the MIP payout.

A Team Player must maintain a Full-Time schedule (30 hours per week or more) to be eligible for MIP.

In certain scenarios, it may be necessary to adjust an individual’s MIP payment outside of the parameters addressed within the plan.  PHH Corporation reserves the right to make these modifications as necessary.

New or Newly Promoted Team Players

Newly hired or promoted team players will receive a MIP payout that is prorated to the month of hire or promotion.  If a promotion increases a team player’s MIP percentage (expressed as percentage of base salary), the MIP payout will be determined by a weighted calculation, based on the time period applicable to each respective MIP percentage and base salary earnings.

Team players hired or promoted into MIP eligible positions after September 30, 2008 are not eligible to participate in the 2008 MIP.

Termination of Employment

Team players must be employed by PHH Corporation or one of its subsidiaries at the time of payment (usually March of the following year) in order to be eligible for a MIP payout.

Leave of Absence
MIP payouts will be prorated for any leaves of absence. The proration will be based on the total period of time of the leave of absence.

Death

In the event of the death of a team player, the estate of the deceased team player will receive a payout based on his/her 2008 base salary earnings, prorated according to time participating in the plan term.

Payout Approval

The MIP payout will be audited and approved by the Executive Vice President and CFO and the Senior Vice President of Human Resources for PHH Corporation, and administered by the CFO and Senior Vice President of Human Resources of PHH Mortgage, subject to the approval by the Compensation Committee of the Board of Directors of PHH Corporation.

MIP Payments will be made after PHH Corporation files its annual audited financial statements.

PHH reserves the right to terminate, amend, modify and/or restate this Program (in whole or in part) at any time and without advance notice.

Changes to the Plan

Occasionally, changes in business conditions will necessitate a modification to existing incentive plans.  PHH Corporation management reserves the right to modify the MIP as needed.  Any changes to the Plan, will be approved by the Executive Vice President and CFO and the Senior Vice President of Human

PHH MORTGAGE
2008 MANAGEMENT INCENTIVE PLAN DOCUMENT

Resources for PHH Corporation, subject to the approval of the Compensation Committee of the Board of Directors of PHH Corporation.  Approved changes to the Plan will be communicated in writing to all participants and their managers.

Compliance on Code of Ethics Sign-Off

Payment of MIP is contingent upon recipient’s signing of the annual acknowledgement of review of the PHH Corporation Code of Conduct.

Exhibit C

PHH Arval
2008 Incentive Plan Guidelines

Effective January 1, 2008 through December 31, 2008

The information contained in this document is proprietary.  Sharing this information with anyone who is not an employee of PHH Arval violates the PHH Corporation Code of Conduct and the PHH Arval Code of Ethics.

This document provides general guidelines for all incentive plan participants except those who participate in the Share the Results Plan.  For details regarding the Share the Results Plan, please reference the 2008 Share the Results Plan Guidelines.

Introduction

PHH Vehicle Management Services, LLC, doing business as PHH Arval,  (hereafter “PHH”) provides various incentive plans that enhance company unity as they give participants the opportunity to earn incentive compensation contingent on:

•	Achievement of the 2008 strategic plan, growth strategy and financial objectives.

•	Successful achievement of key initiatives as identified by senior leadership.

Plan Participation

Participation is limited to employees whose positions and responsibilities significantly impact financial performance and the achievement of strategic business initiatives.  Contracted, temporary and casual employees are not eligible.  Eligible participants are identified at the beginning of each year, or at the time of promotion, transfer, or new hire to an eligible position.  Participants who are hired during the year are eligible for a prorated award, provided their start date is prior to October 1.  Individuals hired between October 1 and December 31 are not eligible to participate.  Individuals rehired at any time during the year with at least three months of prior service during that year will be eligible for a prorated payout.   Participants who experience a role change during the year may be eligible to receive a prorated award. Participation in any given year does not ensure participation in subsequent years. A comprehensive review of participants and participation levels occurs each year, and participation changes may be made.

Payout Targets

The payout target is expressed as a percentage of annual earnings.  A participant's payout target is determined based on three criteria:  total compensation as determined by the competitive marketplace, the appropriate mix of base pay and the “at risk” component of incentive pay, and internal equity. The payout target is fixed at the level of company, financial and other performance that constitutes 100% achievement; the actual payout percentage, and the percentage of earnings it represents, will be dependent on the actual results achieved.

Plan Design

Plan elements and their weighting are reviewed each year.  Elements of the Plan may include PHH financial performance, other total company performance measures, team results and individual results.

Annual Plan Insert

The Annual Plan Insert is a separate document that will be provided to each Plan participant.  The insert provides personalized details that  include:  payout target, plan elements and payout timing on the various plan elements.

Financial Schedules

A financial schedule is developed for each financial element of the Plan.  The schedule sets forth the percent of goal that must be achieved for the corresponding payout percentage.  The financial schedule may be included on the Annual Plan Insert or provided as a separate document.

Payouts

To receive payouts, participants must be actively employed by PHH through the end of each payout period, as defined on each Annual Plan Insert.

Payouts at yearend are based on eligible earnings for the period January 1 to December 31.

Termination of employment prior to the last day of each payout period for any reason other than death, disability, or retirement will lead to forfeiture of payment and/or repayment of any incentives paid, but not earned.  In the event of termination of employment for death, long-term disability, a leave of absence that results in an administrative separation due to the length of the leave or business need, or retirement, prorated payments may be made, with the review of case-by-case circumstances and the specific approval of the SVP Human Resources.  Participants with documented performance issues or on a Performance Improvement Plan at any time during the year may jeopardize their eligibility to receive a payout.

Payouts to participants with unresolved PHH debt will be held until the debt is paid or, at PHH’s discretion, until an agreed-upon payment plan has been established. PHH has the right to deduct any unresolved debt from incentive plan payouts.

Plan payouts will be audited and approved by the Executive Vice President and CFO for PHH Corporation, and administered by the President and Chief Executive Officer, the Senior Vice President, Finance, the Senior Vice President, Human Resources and the Director, Compensation for PHH Arval, subject to the approval by the Compensation Committee of the Board of Directors of PHH Corporation.

Plan Payouts will be made after PHH Corporation files its annual audited financial statements and authorizes the payments.

Other Provisions

As a condition of Plan participation and eligibility for any payout, the participant agrees to comply with the rules, regulations, policies and standards of business conduct of PHH, as well as the directions, assignments and instructions provided by PHH’s leadership. PHH has the authority at its discretion to withhold payment in the case of violations of rules, regulations, policies and standards of the business including misconduct.

This Plan is created by officers of the PHH Arval business unit:   the President and Chief Executive Officer, the Senior Vice President, Finance, the Senior Vice President, Human Resources.  Its design and financial integrity is subject to annual review and approval of the Executive Vice President and CFO of PHH Corporation and the Compensation Committee of the PHH Corporation Board of Directors. The Plan is administered by the PHH Arval Director, Compensation.

The PHH Arval President and Chief Executive Officer, the Senior Vice President, Finance, and the Senior Vice President, Human Resources have the sole authority to interpret and execute the provisions of the Plan and make exceptions as warranted by special business circumstances.  All decisions, actions or interpretations are final, conclusive and binding to all parties.

Occasionally, changes in business conditions will necessitate a modification to existing plans, PHH Corporations management reserves the right to terminate, amend, modify and/or restate this Plan (in whole or in part) at any time and without advance notice.  Any such changes to the Plan will be approved by the Executive Vice President and Chief Financial Officer subject to the approval of the Compensation Committee of the Board of Directors of PHH Corporation.  Approved changes to the Plan will be communicated in writing to all participants and their managers.

This Plan, or any action taken in connection with it, does not give the participant the right to be retained as an employee with PHH.  No person eligible to receive payouts shall have any rights to pledge, assign, or otherwise dispose of any unpaid or anticipated Plan payments.

Payment of any incentive earned is contingent upon the recipient’s signing of the annual acknowledgement and review of the PHH Corporation Code of Conduct.
This Plan document is the exclusive property of PHH and must be surrendered to PHH in the event of termination of employment.

George J. Kilroy
President & CEO

Rita L. Ennis
Sr. Vice President Human Resources

William R. Keenan
Sr. Vice President Finance

Clair M. Raubenstine
PHH Corporation Executive Vice President & CFO

Exhibit D

Named Executive Officers under the 2008 Incentive Plans

Executive	Position	Plan	Target Payout (% of Base Salary)	Target Payout Amount

Terrence W. Edwards	President and Chief Executive Officer	PHH Corporation 2008 Incentive Plan	100%	$564,635

George J. Kilroy	President and Chief Executive Officer – PHH Arval	PHH Arval 2008 Incentive Plan	100%	$450,000

Mark R. Danahy	Senior Vice President and Chief Financial Officer – PHH Mortgage	PHH Mortgage 2008 Incentive Plan	75%	$243,750

William F. Brown	Senior Vice President, General Counsel and Secretary	PHH Corporation 2008 Incentive Plan	50%	$150,000